Supplement dated July 3, 2025
to the following statutory prospectus(es):
Soloist dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
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At a meeting of the Board of Trustees (the "Board") of Nationwide Mutual Funds held on June 10, 2025, the Board approved the termination of Wellington Management Company LLP ("Wellington") as the subadviser to the Nationwide Fund (the "Fund"), and the appointment of J.P. Morgan Investment Management Inc. ("JP Morgan") as the Fund’s new subadviser. This change is anticipated to take effect on or before July 11, 2025 (the "Effective Date").
As of the Effective Date the statutory prospectus is amended as follows:
The name of the subadvisor is updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Fund – Institutional Service Class Investment Advisor: Nationwide Mutual Funds Investment Sub-Advisor: Wellington Management Company LLP	Nationwide Fund – Institutional Service Class Investment Advisor: Nationwide Mutual Funds Investment Sub-Advisor: J.P. Morgan Investment Management Inc.
Nationwide Fund: Class A Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Wellington Management Company LLP	Nationwide Fund: Class A Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.
All references to the Fund’s former Sub-Advisor are replaced accordingly.
PROS-1033